UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On February 12, 2008, OraSure Technologies, Inc. (the “Company”) held a webcast conference call with analysts and investors, during which Douglas A. Michels, the Company’s President and Chief Executive Officer, and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the Company’s financial results for the quarter and full year ended December 31, 2007, described certain business developments and provided an update on financial guidance for the first quarter and full year 2008. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year 2007 Analyst/Investor Conference Call Held February 12, 2008.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: February 12, 2008	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description
99	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year 2007 Analyst/Investor Conference Call Held February 12, 2008.